Exhibit 99.1
PRESS RELEASE

Beazer Homes Reports Second Quarter Fiscal 2013 Results

ATLANTA, May 2, 2013 - Beazer Homes USA, Inc. (NYSE: BZH) (www.beazer.com) today announced its financial results for the quarter and six months ended March 31, 2013.

"I'm pleased with our solid operational and financial performance this quarter,” said Allan Merrill, CEO of Beazer Homes.  “Improvements in closings, average sales price and gross margins enabled us to generate $15 million in adjusted EBITDA, the highest amount for our fiscal second quarter since 2007.  With a substantially higher backlog, improving margins and tight control of fixed costs, we expect to report positive net income for our fiscal fourth quarter, which should allow us to be profitable for the second half of fiscal 2013.”

Summary results for the quarter and six months ended March 31, 2013 are as follows (all per share amounts are calculated after giving effect to a 1-for-5 reverse stock split completed on October 11, 2012):

Q2 Results from Continuing Operations (unless otherwise specified)

	Quarter Ended March 31,
	2013	2012	Change
New Home Orders	1,521	1,512	0.6%
LTM orders per month per community	2.7	2.0	35.0%
Cancellation rates	18.7%	22.5%	-380 bps

Total Home Closings	1,127	844	33.5%
Average sales price from closings (in thousands)	$253.3	$224.7	12.7%
Homebuilding revenue (in millions)	$285.5	$189.6	50.6%
Homebuilding gross profit margin, excluding impairments and abandonments (I&A)	15.9%	10.9%	500 bps
Homebuilding gross profit margin, excluding I&A and interest amortized to cost of sales	19.1%	17.5%	160 bps

Loss from continuing operations before income taxes (in millions)	$(19.5)	$(38.7)	$19.2
Benefit from income taxes	$0.3	$0.8	$(0.5)
Net loss from continuing operations (in millions)	$(19.1)	$(37.9)	$18.8
Basic Per Share	$(0.78)	$(2.41)	$1.63
Loss on debt extinguishment (in millions)	$(3.6)	$(2.7)	$(0.9)
Inventory impairments (in millions)	$(2.0)	$(1.2)	$(0.8)
Net loss from continuing operations excluding inventory impairments and loss on debt extinguishment (in millions)	$(13.5)	$(34.0)	$20.5
Land and land development spending (in millions)	$62.6	$41.9	$20.7
Total Company Adjusted EBITDA (in millions)	$15.2	$(1.0)	$16.2

Six Month Results from Continuing Operations (unless otherwise specified)

	Six Months Ended March 31,
	2013	2012	Change
New Home Orders	2,453	2,236	9.7%
LTM orders per month per community	2.7	2.0	35.0%
Cancellation rates	21.8%	27.1%	-530 bps

Total Home Closings	2,165	1,711	26.5%
Average sales price from closings (in thousands)	$244.8	$220.0	11.3%
Homebuilding revenue (in millions)	$529.9	$376.5	40.8%
Homebuilding gross profit margin, excluding impairments and abandonments (I&A) (a)	15.3%	12.1%	320 bps
Homebuilding gross profit margin, excluding I&A and interest amortized to cost of sales (a)	18.7%	18.9%	-20 bps

Loss from continuing operations before income taxes (in millions)	$(38.6)	$(73.8)	$35.2
Benefit from income taxes	$0.6	$36.6	$(36.0)
Net loss from continuing operations (in millions)	$(38.1)	$(37.2)	$(0.9)
Basic Per Share	$(1.55)	$(2.43)	$0.88
Loss on debt extinguishment (in millions)	$(3.6)	$(2.7)	$(0.9)
Inventory impairments (in millions)	$(2.2)	$(4.7)	$2.5
Net loss from continuing operations excluding inventory impairments and loss on debt extinguishment (in millions)	$(32.3)	$(29.8)	$(2.5)
Land and land development spending (in millions)	$152.6	$100.1	$52.5
Total Company Adjusted EBITDA (in millions)	$23.0	$2.8	$20.2

(a) This homebuilding gross profit for the six months ended March 31, 2012 includes an $11.0 million warranty recovery which contributed 300 bps to this margin.

As of March 31, 2013

•	Total cash and cash equivalents: $672.4 million, including unrestricted cash of approximately $425.7 million

•	Stockholders' equity: $233.2 million

•	Total backlog from continuing operations: 2,211 homes with a sales value of $584.2 million, compared to 1,975 homes with a sales value of $465.0 million as of March 31, 2012

•	Land and lots controlled: 24,693 lots (83.1% owned), a decrease of 3.6% from March 31, 2012

Conference Call

The Company will hold a conference call on May 2, 2013 at 10:00 am ET to discuss these results.  Interested parties may listen to the conference call and view the Company's slide presentation over the internet on the "Investor Relations" page of the Company's website, www.beazer.com. In addition, the conference call will be available by telephone at 800-619-8639 (for international callers, dial 312-470-7002). To be admitted to the call, verbally supply the pass code "BZH". A replay of the conference call will be available, until 11:00 PM ET on May 9, 2013, at 800-677-4960 (for international callers, dial 203-369-3932) with pass code “3740.”  A replay of the webcast will be available at www.beazer.com for approximately 30 days.

Headquartered in Atlanta, Beazer Homes is one of the country's 10 largest single-family homebuilders. The Company's homes meet or exceed the benchmark for energy-efficient home construction as established by ENERGY STAR® and are designed with flexible floorplan options to meet the personal preferences and lifestyles of its buyers. In addition, the Company is committed to providing a range of preferred lender choices to facilitate transparent competition between lenders and enhanced customer service. The Company offers homes in 16 states, including Arizona, California, Delaware, Florida, Georgia, Indiana, Maryland, Nevada, New Jersey, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas and Virginia. Beazer Homes is listed on the New York Stock Exchange under the ticker symbol “BZH.” For more info visit Beazer.com, or check out Beazer on Facebook and Twitter.

This press release contains forward-looking statements. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, among other things, (i) economic changes nationally or in local markets, including changes in consumer confidence, changes in the level of housing starts, declines in employment levels, inflation and changes in the demand and prices of new homes and resale homes in the market; (ii) a slower economic rebound than anticipated, coupled with persistently high unemployment and additional foreclosures; (iii) estimates related to homes to be delivered in the future (backlog) are imprecise as they are subject to various cancellation risks which cannot be fully controlled; (iv) a substantial increase in mortgage interest rates, increased disruption in the availability of mortgage financing or a change in tax laws regarding the deductibility of mortgage interest; (v) factors affecting margins such as decreased land values underlying lot option agreements, increased land development costs on communities under development or delays or difficulties in implementing initiatives to reduce production and overhead cost structure; (vi) the final outcome of various putative class action lawsuits, multi-party suits and similar proceedings as well as the results of any other litigation or government proceedings and fulfillment of the obligations in the Deferred Prosecution Agreement and consent orders with governmental authorities and other settlement agreements; (vii) our cost of and ability to access capital and otherwise meet our ongoing liquidity needs including the impact of any downgrades of our credit ratings or reductions in our tangible net worth or liquidity levels; (viii) our ability to comply with covenants in our debt agreements or satisfy such obligations through repayment or refinancing; (ix) estimates related to the potential recoverability of our deferred tax assets; (x) increased competition or delays in reacting to changing consumer preference in home design; (xi) shortages of or increased prices for labor, land or raw materials used in housing production; (xii) additional asset impairment charges or writedowns; (xiii) the impact of construction defect and home warranty claims; (xiv) the cost and availability of insurance and surety bonds; (xv) delays in land development or home construction resulting from adverse weather conditions; (xvi) potential delays or increased costs in obtaining necessary permits and possible penalties for failure to comply with laws, regulations and governmental policies; (xvii) the performance of our joint ventures and our joint venture partners; (xviii) potential exposure related to additional repurchase claims on mortgages and loans originated by Beazer Mortgage Corp.; (xix) effects of changes in accounting policies, standards, guidelines or principles; or (xx) terrorist acts, acts of war and other factors over which the Company has little or no control. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time and it is not possible for management to predict all such factors.

CONTACT: Beazer Homes USA, Inc.
Carey Phelps
Director, Investor Relations & Corporate Communications
770-829-3700
investor.relations@beazer.com

-Tables Follow-

BEAZER HOMES USA, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ in thousands, except per share data)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Total revenue	$287,902	$191,643	$534,804	$380,191
Home construction and land sales expenses	241,992	170,283	452,606	333,059
Inventory impairments and option contract abandonments	2,025	1,170	2,229	4,673
Gross profit	43,885	20,190	79,969	42,459
Commissions	11,686	8,375	22,328	16,746
General and administrative expenses	28,795	26,319	55,123	54,513
Depreciation and amortization	3,093	3,190	5,808	5,593
Operating income (loss)	311	(17,694)	(3,290)	(34,393)
Equity in income (loss) of unconsolidated entities	68	4	104	(73)
Loss on extinguishment of debt	(3,638)	(2,747)	(3,638)	(2,747)
Other expense, net	(16,195)	(18,265)	(31,822)	(36,538)
Loss from continuing operations before income taxes	(19,454)	(38,702)	(38,646)	(73,751)
Benefit from income taxes	(343)	(836)	(596)	(36,583)
Loss from continuing operations	(19,111)	(37,866)	(38,050)	(37,168)
Loss from discontinued operations, net of tax	(529)	(2,082)	(1,978)	(2,041)
Net loss	$(19,640)	$(39,948)	$(40,028)	$(39,209)
Weighted average number of shares:
Basic	24,654	15,711	24,472	15,269
Diluted	24,654	15,711	24,472	15,269
(Loss) earnings per share:
Basic loss per share from continuing operations	$(0.78)	$(2.41)	$(1.55)	$(2.43)
Basic loss per share from discontinued operations	$(0.02)	$(0.13)	$(0.09)	$(0.14)
Basic loss per share	$(0.80)	$(2.54)	$(1.64)	$(2.57)
Diluted loss per share from continuing operations	$(0.78)	$(2.41)	$(1.55)	$(2.43)
Diluted loss per share from discontinued operations	$(0.02)	$(0.13)	$(0.09)	$(0.14)
Diluted loss per share	$(0.80)	$(2.54)	$(1.64)	$(2.57)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Capitalized interest in inventory, beginning of period	$41,922	$46,510	$38,190	$45,973
Interest incurred	29,177	32,190	57,595	64,715
Capitalized interest impaired	—	(25)	—	(53)
Interest expense not qualified for capitalization and included as other expense	(16,246)	(18,797)	(32,457)	(37,914)
Capitalized interest amortized to house construction and land sales expenses	(9,352)	(12,636)	(17,827)	(25,479)
Capitalized interest in inventory, end of period	$45,501	$47,242	$45,501	$47,242

BEAZER HOMES USA, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
($ in thousands, except share and per share data)

	March 31, 2013	September 30, 2012
ASSETS
Cash and cash equivalents	$425,660	$487,795
Restricted cash	246,742	253,260
Accounts receivable (net of allowance of $2,051 and $2,235, respectively)	25,070	24,599
Income tax receivable	2,513	6,372
Inventory
Owned inventory	1,143,737	1,099,132
Land not owned under option agreements	8,375	12,420
Total inventory	1,152,112	1,111,552
Investments in unconsolidated entities	41,814	42,078
Deferred tax assets, net	7,000	6,848
Property, plant and equipment, net	16,928	18,974
Other assets	28,871	30,740
Total assets	$1,946,710	$1,982,218

LIABILITIES AND STOCKHOLDERS’ EQUITY
Trade accounts payable	$62,235	$69,268
Other liabilities	140,802	147,718
Obligations related to land not owned under option agreements	3,286	4,787
Total debt (net of discounts of $2,440 and $3,082, respectively)	1,507,153	1,498,198
Total liabilities	$1,713,476	$1,719,971

Stockholders’ equity:
Preferred stock (par value $.01 per share, 5,000,000 shares authorized, no shares issued)	$—	$—
Common stock (par value $0.001 per share, 63,000,000 shares authorized, 25,092,502 and 24,601,830 issued and outstanding, respectively)	25	25
Paid-in capital	845,009	833,994
Accumulated deficit	(611,800)	(571,772)
Total stockholders’ equity	233,234	262,247
Total liabilities and stockholders’ equity	$1,946,710	$1,982,218

Inventory Breakdown
Homes under construction	$271,882	$251,828
Development projects in progress	420,914	391,019
Land held for future development	355,613	367,102
Land held for sale	10,413	10,149
Capitalized interest	45,501	38,190
Model homes	39,414	40,844
Land not owned under option agreements	8,375	12,420
Total inventory	$1,152,112	$1,111,552

BEAZER HOMES USA, INC.
CONSOLIDATED OPERATING AND FINANCIAL DATA – CONTINUING OPERATIONS
($ in thousands, except otherwise noted)

	Quarter Ended March 31,		Six Months Ended March 31,
SELECTED OPERATING DATA	2013	2012	2013	2012
Closings:
West region	504	369	1,003	739
East region	383	292	736	602
Southeast region	240	183	426	370
Total closings	1,127	844	2,165	1,711

New orders, net of cancellations:
West region	658	655	1,082	958
East region	442	502	751	751
Southeast region	421	355	620	527
Total new orders	1,521	1,512	2,453	2,236

Backlog units at end of period:
West region	918	789	918	789
East region	762	787	762	787
Southeast region	531	399	531	399
Total backlog units	2,211	1,975	2,211	1,975

Dollar value of backlog at end of period (in millions)	$584.2	$465.0	$584.2	$465.0

Homebuilding Revenue:
West region	$117,496	$77,810	$227,249	$148,064
East region	116,537	74,902	213,001	156,669
Southeast region	51,438	36,905	89,646	71,736
Total homebuilding revenue	$285,471	$189,617	$529,896	$376,469

	Quarter Ended March 31,		Six Months Ended March 31,
SUPPLEMENTAL FINANCIAL DATA	2013	2012	2013	2012
Revenues:
Homebuilding	$285,471	$189,617	$529,896	$376,469
Land sales and other	2,431	2,026	4,908	3,722
Total	$287,902	$191,643	$534,804	$380,191

Gross profit:
Homebuilding	$43,253	$19,467	$78,883	$40,819
Land sales and other	632	723	1,086	1,640
Total	$43,885	$20,190	$79,969	$42,459

Reconciliation of homebuilding gross profit before impairments and abandonments and interest amortized to cost of sales and the related gross margins to homebuilding gross profit and gross margin, the most directly comparable GAAP measure, is provided for each period discussed below. Management believes that this information assists investors in comparing the operating characteristics of homebuilding activities by eliminating many of the differences in companies' respective level of impairments and level of debt. Homebuilding gross profit for the six months ended March 31, 2012 included an $11.0 million warranty recovery which added 300 basis points to homebuilding gross profit before impairments and abandonments and interest amortized to cost of sales.

	Quarter Ended March 31,				Six Months Ended March 31,
	2013		2012		2013		2012
Homebuilding gross profit	$43,253	15.2%	$19,467	10.3%	$78,883	14.9%	$40,819	10.8%
Inventory impairments and lot option abandonments (I&A)	2,025		1,170		2,229		4,673
Homebuilding gross profit before I&A	45,278	15.9%	20,637	10.9%	81,112	15.3%	45,492	12.1%
Interest amortized to cost of sales	9,352		12,636		17,827		25,479
Homebuilding gross profit before I&A and interest amortized to cost of sales	$54,630	19.1%	$33,273	17.5%	$98,939	18.7%	$70,971	18.9%
Reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, debt extinguishment, impairments and abandonments) to total company net loss (including discontinued operations), the most directly comparable GAAP measure, is provided for each period discussed below. Management believes that Adjusted EBITDA assists investors in understanding and comparing the operating characteristics of homebuilding activities by eliminating many of the differences in companies' respective capitalization, tax position and level of impairments.

	Quarter Ended March 31,		Six Months Ended March 31,
	2013	2012	2013	2012
Net loss	$(19,640)	$(39,948)	$(40,028)	$(39,209)
Benefit from income taxes	(352)	(850)	(627)	(36,996)
Interest amortized to home construction and land sales expenses, capitalized interest impaired, and interest expense not qualified for capitalization	25,598	31,458	50,284	63,446
Depreciation and amortization and stock compensation amortization	3,947	4,423	7,446	8,126
Inventory impairments and option contract abandonments	2,025	1,147	2,246	4,654
Loss on debt extinguishment	3,638	2,747	3,638	2,747
Joint venture impairment and abandonment charges	—	7	—	36
Adjusted EBITDA	$15,216	$(1,016)	$22,959	$2,804